abrdn Funds: Summary Prospectus
abrdn Emerging Markets ex-China Fund
February 28, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@abrdn.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2023, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report, dated October 31, 2022, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A – GLLAX ■ Class C – GLLCX ■ Class R – GWLRX ■ Institutional Class – GWLIX ■ Institutional Service Class – GLLSX

Objective

The abrdn Emerging Markets ex-China Fund (the “Emerging Markets ex-China Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets ex-China Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 160 and 216 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 115 and 116 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fund Summary -  abrdn Emerging Markets ex-China Fund   1

Fund Summary - abrdn Emerging Markets ex-China Fund

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.02%	1.15%	1.17%	0.98%	1.02%
Total Annual Fund Operating Expenses	2.17%	3.05%	2.57%	1.88%	1.92%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.73%	0.95%	0.73%	0.78%	0.73%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.44%	2.10%	1.84%	1.10%	1.19%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 29, 2024 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets ex-China Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets ex-China Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,149	$1,610	$2,880
Class C Shares	$313	$853	$1,518	$3,298
Class R Shares	$187	$730	$1,300	$2,851
Institutional Class Shares	$112	$515	$944	$2,137
Institutional Service Class Shares	$121	$532	$969	$2,184

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$213	$853	$1,518	$3,298

Portfolio Turnover

The Emerging Markets ex-China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129.38% of the average value of its portfolio.

2   Fund Summary - abrdn Emerging Markets ex-China Fund

Fund Summary - abrdn Emerging Markets ex-China Fund

Principal Strategies

The Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by the Adviser or abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited) (the “Sub-adviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of or has its principal office in an emerging market country (excluding China);

●	the company has its principal securities trading market in an emerging market country (excluding China); and/or

●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country (excluding China).

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Adviser and Sub-adviser seek to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality is not yet fully recognized by the market.

Principal Risks

The Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Fund Summary -  abrdn Emerging Markets ex-China Fund   3

Fund Summary - abrdn Emerging Markets ex-China Fund

India Risk. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

4   Fund Summary - abrdn Emerging Markets ex-China Fund

Fund Summary - abrdn Emerging Markets ex-China Fund

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets ex-China Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net Daily Total Return), a broad-based securities index.

The Fund changed its investment strategy effective February 28, 2022 from a global equity strategy to an emerging markets ex-China strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Performance information for periods prior to February 28, 2022 does not reflect the Fund’s current investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/ fund-centre#literature#literature or call 866-667-9231.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 17.54%  - 2nd quarter 2020

Lowest Return: -20.39%  - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Fund Summary -  abrdn Emerging Markets ex-China Fund   5

Fund Summary - abrdn Emerging Markets ex-China Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-27.65%	1.80%	3.55%
Class A shares – After Taxes on Distributions	-31.67%	-0.49%	1.86%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-13.64%	1.33%	2.56%
Class C shares – Before Taxes	-24.44%	2.33%	3.49%
Class R shares – Before Taxes	-23.61%	2.60%	3.80%
Institutional Class shares – Before Taxes	-23.02%	3.38%	4.52%
Institutional Service Class shares – Before Taxes	-23.16%	3.25%	4.47%
MSCI Emerging Markets ex-China Index (Net Daily Total Return) (reflects no deduction for fees, expenses or taxes)	-19.26%	0.35%	1.57%
(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Investment Adviser

abrdn Inc. (the “Adviser”) serves as the Emerging Markets ex-China Fund’s investment adviser and abrdn Investments Limited (“AIL”)  serves as the Fund’s sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kristy Fong, CFA®	Senior Investment Director	2022
Nick Robinson, CFA®	Senior Investment Director	2022
Adam Montanaro, CFA®	Investment Director	2022

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

6   Fund Summary - abrdn Emerging Markets ex-China Fund

Fund Summary - abrdn Emerging Markets ex-China Fund

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary -  abrdn Emerging Markets ex-China Fund   7